Intangible assets (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure Of Intangible Assets [Abstract]
Schedule of Detailed Information of Intangible Assets

in USD ‘000	2020	2019
Net book value as at January 1	26,608	21,608
Additions	—	5,000
Amortization charge	—	—
Currency translation effects	—	—
Net book value as at December 31	26,608	26,608
Total cost	26,608	26,608
Accumulated amortization	—	—